                                                                    EXHIBIT 99.2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                       For the Month Ending: May 31, 2004

BEGINNING BALANCE IN ALL ACCOUNTS                            $   10,095,336.91

RECEIPTS:
     1. Receipts from Operations                             $               -
         Receipts from Operations (Received by Parent)       $               -
     2. Other Receipts                                       $        7,637.61
         Other receipts (Received by Parent or Affiliates)   $               -
                                                             -----------------

TOTAL RECEIPTS                                               $        7,637.61
Less:  Receipts received by Parent or Affiliates             $               -
                                                             -----------------
ADJUSTED TOTAL RECEIPTS                                      $        7,637.61

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                         $               -
         b. Others                                           $               -
     4. Taxes
         a. Federal Income Taxes                             $               -
         b. FICA Withholdings                                $               -
         c. Employee's withholdings                          $               -
         d. Employer's FICA                                  $               -
         e. Federal Unemployment Taxes                       $               -
         f. State Income Tax                                 $               -
         g. State Employee withholdings                      $               -
         h. All other state taxes                            $               -

     5. Necessary Expenses
         a. Rent or mortgage payment(s)                      $        9,251.67
         b. Utilities                                        $               -
         c. Insurance                                        $               -
         d. Merchandise bought for manufacture or sell       $               -
         e. Other necessary expenses
             Office Supplies & Expenses                      $          194.21
             Other                                           $          750.00
                                                             -----------------

TOTAL DISBURSEMENTS                                          $       10,195.88
Less:  Disbursements made by Parent or Affiliates            $      (10,195.88)
                                                             -----------------
ADJUSTED TOTAL DISBURSEMENTS                                 $               -

                                                             -----------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD          $        7,637.61

NET INTERCOMPANY SWEEPS/TRANSFERS - World Access, Inc.       $               -
                                                             -----------------

ENDING BALANCE IN Deustch Bank - S/T Investment 206-21130    $   10,102,974.52

                                                             -----------------
ENDING BALANCE IN ALL ACCOUNTS                               $   10,102,974.52
                                                             =================

                             OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                                RECEIPTS LISTING

                       For the Month Ending: May 31, 2004

Bank:  Deutsche Bank Alex. Brown
Location:  Baltimore, MD
Account Name:  Investment Account
Account Number:  206-21130

DATE RECEIVED                      DESCRIPTION                    AMOUNT
-------------                      -----------                    ------
  5/28/2004         Interest Received                           $ 7,637.61
                                                                ----------
                                    Total WATP Receipts         $ 7,637.61
                                                                ==========

                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                       For the Month Ending: May 31, 2004

STATEMENT OF INVENTORY
    Beginning Inventory                                       $                -
    Add: purchases                                            $                -
    Less: goods sold                                          $                -
                                                              ------------------
    Ending inventory                                          $                -
                                                              ==================

PAYROLL INFORMATION STATEMENT
    Gross payroll for this period                             $                -
    Payroll taxes due but unpaid                              $                -

              STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                               DATE REGULAR         AMOUNT OF             NUMBER OF               AMOUNT OF
      NAME OF CREDITOR/LESSOR                 PAYMENT IS DUE     REGULAR PAYMENT     PAYMENTS DELINQUENT    PAYMENTS DELINQUENT
      -----------------------                 --------------     ----------------    --------------------   -------------------
North Atlanta Realty                              Monthly         $ 9,674.60                 -                 $        -
GE Capital (Copier Lease)                         Monthly         $   575.72                 -                 $        -
Toshiba Easy Lease (Fax)                          Monthly         $    84.41                 6                 $   506.46
Toshiba Easy Lease (Fax)                          Monthly         $    35.11                 6                 $   210.66
GE Capital (Copier/Fax Lease)                     Monthly         $   612.83                 6                 $ 3,676.98
Ascom/Hasler (Postage Meter)                     Quarterly        $   181.15                 -                 $        -
Ascom/Hasler (Postage Meter)                     Quarterly        $   719.04                 1                 $   719.04
Imperial Business Credit (Postage Meter)         Quarterly        $   497.83                 1                 $   497.83

                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                       For the Month Ending: May 31, 2004

STATEMENT OF AGED RECEIVABLES

        ACCOUNTS RECEIVABLE                      3RD PARTY               INTERCOMPANY                 TOTAL
        -------------------                   ---------------           ---------------          ---------------
Beginning of month balance                    $ 13,137,814.57           $ 20,948,877.89          $ 34,086,692.46
Add: sales on account                         $             -           $             -          $             -
        expenses paid for affiliate           $             -           $             -          $             -
        cash advanced to affiliate            $             -           $             -          $             -
Less: collections                             $             -           $             -          $             -
                                              ---------------           ---------------          ---------------
End of month balance                          $ 13,137,814.57           $ 20,948,877.89          $ 34,086,692.46
                                              ===============           ===============          ===============

0-30 Days      31-60 Days                       61-90 Days              Over 90 Days            End of Month Total
---------      ----------                       -----------            ---------------          ------------------
$       -      $        -                       $         -            $ 13,137,814.57           $ 13,137,814.57

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                 3RD PARTY               INTERCOMPANY                 TOTAL
                                              ---------------           ---------------          ---------------
Beginning of month balance                    $      7,987.44           $  1,046,785.98          $  1,054,773.42
Add: sales on account                         $      9,251.67           $             -          $      9,251.67
        Cash received on behalf of Affiliate  $             -           $             -          $             -
        Cash received from Affiliate          $             -           $             -          $             -
Less: payments                                $    (10,195.88)          $     10,195.88          $             -
                                              ---------------           ---------------          ---------------
End of month balance                          $      7,043.23           $  1,056,981.86          $  1,064,025.09
                                              ===============           ===============          ===============

0-30 Days       31-60 Days                      61-90 Days               Over 90 Days           End of Month Total
---------       ----------                      ----------               ------------           ------------------
$       -       $        -                      $        -               $   7,043.23            $      7,043.23

                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                       For the Month Ending: May 31, 2004

                                TAX QUESTIONNAIRE

      Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

1.        Federal income taxes              Yes (X)                   No ( )

2.        FICA withholdings                 Yes (X)                   No ( )

3.        Employee's withholdings           Yes (X)                   No ( )

4.        Employer's FICA                   Yes (X)                   No ( )

5.        Federal unemployment taxes        Yes (X)                   No ( )

6.        State income tax                  Yes (X)                   No ( )

7.        State employee withholdings       Yes (X)                   No ( )

8.        All other state taxes             See Note Below

      If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Michael F. Mies, acting as the duly authorized agent for the Debtor in Possession declare 2 under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                  ---------------------------------------------
                                  For the Debtor In Possession

                                  Michael F. Mies
                                  Designated Officer

                             OPERATING REPORT Page 6